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                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statement Nos.
333-31784 and 333-44822 of Onvia.com, Inc. on Form S-8 of our report dated September 29, 2000, on the financial statements of Globe-1, Inc. for the year ended December 31, 1999, appearing in this Current Report on Form 8-K/A of Onvia.com, Inc.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
October 19, 2000